UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2001

EXELIXIS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-30235	04-3257395
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

170 Harbor Way
P.O. Box 511
South San Francisco, California    94083
(Address of principal executive offices, and including zip code)

(650) 837-7000
(Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits

(i) Exhibits

Exhibit 99.1 Press release entitled "Exelixis Announces Second Quarter 2001 Financial Results", dated August 8, 2001.

Item 9. Regulation FD Disclosure

On August 8, 2001, Exelixis, Inc. (the "Company") issued a press release announcing second quarter financial results. A copy of such press release is furnished pursuant to Item 9 as Exhibit 99.1 hereto and is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 9, 2001

Exelixis, Inc.

/s/ Glen Y. Sato

Glen Y. Sato
Chief Financial Officer, Vice President, Legal Affairs and Secretary
(Principal Financial and Accounting Officer)